                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2006

                             -----------------------

                              GREENHILL & CO., INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-32147

                 DELAWARE                                      51-0500737
      (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                      Identification No.)

        300 PARK AVENUE, 23RD FLOOR
         NEW YORK, NEW YORK 10022                                10022
 (Address of principal executive offices)                     (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 389-1500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT./SECTION 8. OTHER
EVENTS.

     On January 25, 2006, the Board of Directors of Greenhill & Co., Inc.
awarded the named executive officers, Messrs. Greenhill, Bok, Borrows, Niehaus and Liu, the bonuses for fiscal year 2005 reflected in the following table:

COMPENSATION OF NAMED EXECUTIVE OFFICERS- 2005

                                                     ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                              ----------------------------------   -------------------------
                                                                     ALL OTHER
                                                                    COMPENSATION                ALL OTHER
                                              SALARY      BONUS         (1)          RSUS      COMPENSATION
                                              ------      -----     ------------     ----      ------------

Robert F. Greenhill
Chairman and Chief Executive Officer....     $600,000   $3,864,838  $3,350,896(2) $3,168,567     $30,741(4)

Scott L. Bok
U.S. Co-President.......................      600,000    2,460,734   2,793,232(3)  2,019,755      24,858(5)

Simon A. Borrows
Non-U.S. Co-President...................      614,329    3,750,272   1,055,769(3)  3,105,000      46,652(6)

Robert H. Niehaus
Chairman, Greenhill Capital Partners....      600,000      887,556   6,022,933(3)    731,791      16,414(7)

John D. Liu
Chief Financial Officer.................      600,000      925,477      89,179(3)    466,667      11,842(8)

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(1)  In addition to the cash compensation received from the company set forth under "Annual Compensation" in this table, the named executive officers are entitled to receive a portion of the profit overrides on investments made by Greenhill Capital Partners that are allocable to outside investors. With respect to such investments made in 2005, the named executive officers received rights to the following percentages of profits, if any, generated on such investments, subject to a achievement of a minimum investment return hurdle for outside investors: Robert F. Greenhill, 0.57%; Scott L.
     Bok, 1.79%; Simon A. Borrows, none; Robert H. Niehaus, 4.47%, and John D.
     Liu, none.

(2)  Consists of $3,190,247 of cash distributed in respect of profit overrides on investments made by Greenhill Capital Partners; and $160,649 in costs and expenses associated with the car and driver the company provides for
     Mr. Greenhill ("Auto Expenses").

(3)  Represents cash distributed in respect of profit overrides on investments made by Greenhill Capital Partners prior to 2005.

(4)  Consists of a $6,856 profit sharing contribution and a $1,000 matching contribution by the company to Mr. Greenhill's 401(k) Profit Sharing Plan and $22,885 in dividend equivalent payments made in respect of unvested
     RSUs.

(5)  Consists of a $6,856 profit sharing contribution and a $1,000 matching contribution by the company to Mr. Bok's 401(k) Profit Sharing Plan and
     $17,002 in dividend equivalent payments made in respect of unvested RSUs.

(6)  Consists of a $30,399 contribution to Mr. Borrows' defined contribution scheme in U.K. and $16,253 in dividend equivalent payments made in respect of unvested RSUs.

(7)  Consists of a $6,856 profit sharing contributions to Mr. Niehaus' 401(k)
     Profit Sharing Plan and $9,558 in dividend equivalent payments made in respect of unvested RSUs.

(8)  Consists of a profit-sharing contribution of $6,856 and a matching contribution of $1,000 from the company to Mr. Liu's 401(k) Profit Sharing
     Plan and $3,986 in dividend equivalent payments made in respect of unvested
     RSUs.

SECTION 2. FINANCIAL INFORMATION.

     ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the press release, dated January 26, 2006, issued by Greenhill & Co., Inc.
     announcing its financial results for the fiscal year ended December 31,
     2005.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is being furnished as part of this
          Report.

     EXHIBIT
     NUMBER      DESCRIPTION
     ----------  ---------------------------------------------------------------

     99.1        Press Release of Greenhill & Co., Inc. dated January 26, 2006.

                                        2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        GREENHILL & CO., INC.

Date: January 31, 2006                  By: /s/ John D. Liu
                                            ----------------------------------
                                            Name: John D. Liu
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
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   99.1       Press Release of Greenhill & Co., Inc. dated January 26, 2006.

                                       E-1